Exhibit 10.3

LOCK-UP AGREEMENT

January 14, 2013

Ladies and Gentlemen:

The undersigned is either (i) a director, officer or beneficial owner of a minimum of five percent (5%) of the shares of common stock, or securities convertible into or exercisable or exchangeable for common stock, of Excel Corporation, a Delaware corporation (“Parent”), or (ii) a shareholder of Excel Business Solutions, Inc., a Delaware corporation (“EBSI”) that will receive shares of Parent common stock upon consummation of the Merger (as defined below). The undersigned understands that EBSI will merge with a wholly-owned subsidiary of Parent (the “Merger”) and that Parent and EBSI will proceed with the Merger in reliance on this Letter Agreement.

1.           In recognition of the benefit that the Merger will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Parent and EBSI, that, during the period beginning on the closing of the Merger (the “Closing Date”) and ending twelve (12) months after such date (the “Lockup Period”), the undersigned will not, without the prior written consent of the Board of Directors of Parent, directly or indirectly, (a) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of Parent (each, a “Parent Security”), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (b) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Parent Security, whether any such swap or transaction described in clause (a) or (b) above is to be settled by delivery of any Parent Security (each of the foregoing, a “Prohibited Sale”).

2.           Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any shares of a Parent Security (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Parent Security subject to the provisions of this Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

3.           This Agreement shall be governed by and construed in accordance with the laws of the New York.

4.           This Agreement will become a binding agreement among the undersigned as of the date hereof.  In the event that no closing of the Merger occurs, this Agreement shall be null and void. This Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of Parent, EBSI and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving this Agreement..

Very truly yours,

Print Name:

Number of shares of Parent common stock to be owned following Merger: __________________

ACCEPTED AND AGREED TO:

EXCEL CORPORATION

By:
Name:
Title:

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